UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2021

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203)
221-1703

Check the appropriate box below if the Form
8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1    Registrant’s Business and Operations
Item 1.01    Entry into a Material Definitive Agreement
Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent divestiture of one such business.
Advanced Circuits
On October 13, 2021, the Company, as the representative (the “Sellers Representative”) of the holders (the “Sellers”) of stock and options of Compass AC Holdings, Inc. (“Advanced Circuits”), a majority owned subsidiary of the Company, entered into a definitive Agreement and Plan of Merger (the “Agreement”) with Tempo Automation, Inc. (“Buyer”), Aspen Acquisition Sub, Inc. (“Merger Sub”) and Advanced Circuits, pursuant to which Buyer will acquire all of the issued and outstanding securities of Advanced Circuits, the parent company of the operating entity, Advanced Circuits, Inc., through a merger of Merger Sub with and into Advanced Circuits, with Advanced Circuits surviving the merger and becoming a wholly owned subsidiary of Buyer (the “Merger”). Under the terms of the Agreement, the Sellers will receive consideration in the amount of $310 million, composed of $240 million in cash and $70 million in common stock of a publicly traded special purpose acquisition company (“SPAC”) selected by Buyer to acquire Buyer (the “SPAC Transaction”) upon the closing of the transaction, excluding certain working capital and other adjustments. In addition, the Sellers may receive 2.4 million additional
shares of SPAC common stock within five years, subject to SPAC stock price performance. The Company owns approximately 67% of the outstanding stock of Advanced Circuits on a fully diluted basis and expects to receive approximately 77% of the gross consideration payable under the Agreement. This amount is in respect of the Company’s outstanding loans to Advanced Circuits and its equity interests in Advanced Circuits. The proceeds received by the Company will be used to repay all or a portion of outstanding debt under the Company’s revolving credit facility and for general corporate purposes.
The SPAC common stock to be received by the Sellers under the Agreement will be registered with the U.S. Securities and Exchange Commission (the “SEC”) either in connection with the SPAC Transaction or thereafter pursuant to the terms of the Agreement. In connection with the Agreement, Buyer has announced its entry into a definitive merger agreement for a business combination with a SPAC, ACE Convergence Acquisition Corp. (“ACE”).
The Agreement contains customary representations, warranties and covenants. The obligations of Buyer and Merger Sub, on the one hand, and Advanced Circuits and the Sellers, on the other hand, to consummate the transactions contemplated by the Agreement are subject to certain conditions, including, but not limited to, (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) the absence of any law or order issued by any governmental authority preventing consummation of any of the transactions contemplated by the Agreement, (iii) the absence of any legal proceeding arising out of antitrust laws against any party relating to the transactions contemplated by the Agreement, (iv) performance in all material respects by the other party of its covenants, (v) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (vi) the approval of the Agreement and the Merger by the equity holders of Advanced Circuits, and (vii) the closing of the SPAC Transaction. Buyer and Merger Sub’s obligations to consummate the transactions contemplated by the Agreement are also subject to the condition that no material adverse effect will have occurred with respect to the Advanced Circuits business prior to closing. Advanced Circuits and the Sellers’ obligations to consummate the transactions contemplated by the Agreement are also subject to the condition that no material adverse effect will have occurred with respect to Buyer prior to closing.

The Agreement also contains certain rights to terminate the agreement, including the right of either Buyer, on the one hand, or Advanced Circuits and the Sellers Representative, on the other hand, to terminate the Agreement after January 27, 2022, if the transactions contemplated by the Agreement have not been consummated by such date, subject to certain exceptions.
The sale is expected to close in the first quarter of 2022. However, there can be no assurances that all of the conditions to closing will be satisfied.
The foregoing brief description of the Agreement is not meant to be exhaustive and is qualified in its entirety by the Agreement itself, which is attached hereto as Exhibit 2.1 to this Current Report on Form
8-K.
Section 8     Other Events
Item 8.01     Other Events
On October 14, 2021, CODI issued a Press Release announcing the sale of Advanced Circuits. The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the Press Release furnished as Exhibit 99.1 hereto, which is hereby incorporated by reference herein.
Forward Looking Statements
This Current Report on Form
8-K
contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the expectations related to the sale of Advanced Circuits (the “Advanced Circuits Transaction”), the proposed business combination between Buyer and ACE (the “Proposed Business Combination”) and the future performance of combined enterprise. Words such as “believes”, “expects”, “anticipates”, “intends”, “projects”, “assuming”, and “future” or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, including, but not limited to, (i) the risk that the Advanced Circuits Transaction may not be completed in a timely manner or at all, (ii) inability to obtain, delays in obtaining, or the imposition of burdensome conditions imposed in connection with obtaining regulatory approval and the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement entered into for the Advanced Circuits Transaction, (iii) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, (iv) the effect of the announcement or pendency of the Advanced Circuits Transaction and the Proposed Business Combination on the Company’s or Buyer’s business relationships, performance, and business generally, (v) risks that the Advanced Circuits Transaction and the Proposed Business Combination disrupts current plans of the Company and Buyer and potential difficulties in Company and Buyer employee retention as a result of the transactions contemplated by the Advanced Circuits Transaction and the Proposed Business Combination, (vi) the outcome of any legal proceedings that may be instituted against Buyer or against ACE related to the agreement and plan of merger or the Proposed Business Combination, (vii) the ability to maintain the listing of ACE’s securities on The Nasdaq Stock Market LLC, (viii) the price of ACE’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Buyer plans to operate, variations in performance across competitors, changes in laws and regulations affecting Buyer’s business and changes in the combined capital structure, (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the Advanced Circuits Transaction and the Proposed Business Combination, and identify and realize additional opportunities, (x) the risk of downturns in the highly competitive industry in which the Company and Buyer operate, (xi) the impact of the global
COVID-19
pandemic, (xii) the enforceability of Buyer’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (xiii) the ability of Buyer to protect the intellectual property and confidential information of its customers, (xiv) the risk of downturns in the highly competitive additive manufacturing industry, and (xv) other risks and uncertainties described in the risk factor discussion in the Form
10-K
filed by CODI with the SEC for the year ended December 31, 2020 and other filings with the SEC and described in ACE’s registration statement on Form
S-1
(File
No. 333-239716),
which was originally filed with the SEC on July 6, 2020 (the “Form
S-1”),
and other filings by ACE with the SEC. Except as required by law, CODI undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It
In connection with the Proposed Business Combination, ACE will file a registration statement on Form
S-4
(the “Registration Statement”) with the SEC, which will include a preliminary proxy statement to be distributed to holders of ACE’s ordinary shares in connection with ACE’s solicitation of proxies for the vote by ACE’s shareholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Buyer stockholders in connection with the Proposed Business Combination. After the Registration Statement has been filed and declared effective, ACE will mail a definitive proxy statement, when available, to its shareholders. The Registration Statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ACE’s shareholders in connection with the Potential Business Combination. ACE will also file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of ACE and Buyer are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination.
Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ACE through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ACE may be obtained free of charge from ACE’s website at www.acev.io or by written request to ACE at ACE Convergence Acquisition Corp., 1013 Centre Road, Suite 403S, Wilmington, DE 19805.
Participants in Solicitation
CODI, the Company, Buyer and ACE and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ACE’s shareholders in connection with the Proposed Business Combination. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the Proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.
No Offer or Solicitation
This Current Report on Form
8-K
shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination. This Current Report on Form
8-K
shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated October 13, 2021, by and among (i) Tempo Automation, Inc.; (ii) Aspen Acquisition Sub, Inc.; (iii) Compass AC Holdings, Inc.; and (iv) Compass Group Diversified Holdings LLC, as the Sellers Representative.*

99.1	Press Release dated October 14, 2021 announcing the sale of Advanced Circuits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form
8-K
and Item 601(a)(5) of Regulation
S-K.
The registrant will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2021	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham
Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2021	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham
Ryan J. Faulkingham
Chief Financial Officer